SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 14, 2006
                                                          --------------




                                   CHARTERMAC
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




                                    Delaware
                 ----------------------------------------------
                 (State or other Jurisdiction of Incorporation)



         1-13237                                         13-3949418
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)



                     625 Madison Avenue, New York, NY 10022
                    ----------------------------------------
                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (212) 317-5700
                                                           --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 14, 2006, CharterMac's announced that CharterMac's Board of Trustees has named Marc D. Schnitzer the Chief Executive Officer, effective immediately. Mr. Schnitzer, who has been the President of CharterMac since 2003, is also a managing trustee of CharterMac. Mr. Schnitzer will replace Stephen M. Ross, who has served as interim Chief Executive Officer since November 2005. Mr. Ross will continue to serve as the Chairman of CharterMac. The appointment of Mr. Schnitzer as Chief Executive Officer by the Board of Trustees followed the recommendation of a special search committee of the Board of Trustees which conducted a search for a new Chief Executive Officer.

Mr. Schnitzer, 45, joined CharterMac's predecessor in 1986. Over the past 20 years, Mr. Schnitzer has built the Company's fund management division into the nation's preeminent sponsor of tax credit investment funds. During his tenure, the Company raised more than $7 billion in equity from Fortune 500 companies for investment in tax credit properties. Mr. Schnitzer is a frequent speaker at industry conferences sponsored by the National Council of State Housing Agencies, the National Housing and Rehabilitation Association and the National Association of Homebuilders. He is a member of the Executive Committee of the Board of Directors of the National Multi Housing Council and a Vice President and member of the Executive Committee of the Affordable Housing Tax Credit Coalition. Mr. Schnitzer received his Master of Business Administration degree from The Wharton School of The University of Pennsylvania and his Bachelor of Science degree in business administration, summa cum laude, from the Boston University School of Management. Additional information with respect to Mr. Schnitzer may be found in CharterMac's annual proxy statement filed with the Securities and Exchange Commission on May 17, 2005.




ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
           ------------------------------------------------------------------

(a).     Financial Statements
         --------------------

         Not Applicable

(b).     Pro Forma Financial Information
         -------------------------------

         Not Applicable

(c).     Exhibits
         --------

         99.1 Press Release dated March 14, 2006, "CharterMac Names Marc D. Schnitzer Chief Executive Officer".

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     CharterMac
                                                     (Registrant)



                                                     BY: /s/ Marc D Schnitzer
                                                         --------------------
                                                         Marc D. Schnitzer
                                                         Chief Executive Officer
         March 15, 2006

EXHIBIT 99.1

AT THE COMPANY
--------------
Brenda Abuaf, Director of Shareholder Services
(800) 831-4826


           CHARTERMAC NAMES MARC D. SCHNITZER CHIEF EXECUTIVE OFFICER

NEW YORK, NY - MARCH 14, 2006 - CharterMac (NYSE:CHC) (the "Company") today announced that the Company's Board of Trustees has named Marc D. Schnitzer the Chief Executive Officer, effective immediately. Mr. Schnitzer, who has been the President of CharterMac since 2003, is also a managing trustee of the Company.

"Marc has been an exceptional leader during his tenure as President of the Company," said Stephen M. Ross, Chairman of CharterMac. "His strategic vision for CharterMac, combined with his operational and management skills, make Marc a strong and unifying force within our organization. He is a recognized and highly regarded figure within the real estate finance industry. Our belief that Marc was the best candidate to lead CharterMac was further verified by the search process conducted by a special committee of our Board of Trustees, which concluded that Marc was the clear choice for Chief Executive Officer of our Company."

Mr. Schnitzer will replace Mr. Ross, who has served as interim Chief Executive Officer since November, 2005. Mr. Ross will continue to serve as the Chairman of CharterMac.

Mr. Schnitzer, 45, joined CharterMac's predecessor in 1986. Over the past 20 years, Mr. Schnitzer has built the Company's fund management division into the nation's preeminent sponsor of tax credit investment funds. During his tenure, the Company raised more than $7 billion in equity from Fortune 500 companies for investment in tax credit properties. Mr. Schnitzer is a frequent speaker at industry conferences sponsored by the National Council of State Housing Agencies, the National Housing and Rehabilitation Association and the National Association of Homebuilders. He is a member of the Executive Committee of the Board of Directors of the National Multi Housing Council and a Vice President and member of the Executive Committee of the Affordable Housing Tax Credit Coalition. Mr. Schnitzer received his Master of Business Administration degree from The Wharton School of The University of Pennsylvania and his Bachelor of Science degree in business administration, summa cum laude, from the Boston University School of Management.

CharterMac,   through  its   subsidiaries,   is  one  of  the  nation's  leading
full-service real estate finance companies, with a strong core focus on the multifamily industry. CharterMac offers capital solutions to developers and owners of multifamily rental housing throughout the country and quality investment products to institutional and retail investors. For more information, please visit CharterMac's website at http://www.chartermac.com or contact the Shareholder Services Department directly at (800) 831-4826.

CERTAIN STATEMENTS IN THIS PRESS RELEASE MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE
SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY
FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE DETAILED IN CHARTERMAC'S MOST RECENT ANNUAL REPORT ON FORM 10-K, AND IN ITS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE. CHARTERMAC EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN CHARTERMAC'S EXPECTATIONS WITH REGARD THERETO OR CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

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